UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2006

GOLF GALAXY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-51460	41-1831724
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7275 Flying Cloud Drive
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 941-8848

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2006, the registrant issued a news release announcing that the pending acquisition of the registrant by Dick’s Sporting Goods, Inc. has received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act. The full text of the news release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	News release issued December 22, 2006, filed pursuant to Item 8.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF GALAXY, INC.
(Registrant)

Date December 22, 2006	/s/ RICHARD C. NORDVOLD
Richard C. Nordvold
Chief Financial Officer

EXHIBIT INDEX TO FORM 8-K

99.1	News release issued December 22, 2006, filed pursuant to Item 8.01 of this Form 8-K.